UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2013

PALMERSTON STOCK AGENCY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Grove Street Topsfield, Massachusetts	01983
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 887-5981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of Palmerston Stock Agency, Inc.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

On June 1, 2013, Palmerston Stock Agency, Inc. (the “Company”) was informed by its independent registered public accounting firm, Holtz Rubenstein Reminick LLP (“HRR”) that it has combined its practice (the “Merger”) with Baker Tilly Virchow Krause, LLP (“Baker Tilly”) effective as of June 1, 2013. As a result of the Merger, HRR effectively resigned as the Company’s independent registered public accounting firm and Baker Tilly, as the successor to HRR following the Merger, became the Company’s independent registered public accounting firm. The engagement of Baker Tilly was approved by the Audit Committee of the Company’s Board of Directors on June 1, 2013.

The principal accountant’s reports of HRR on the financial statements of the Company as of and for the years ended April 30, 2012 and April 30, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the years ended April 30, 2012 and April 30, 2011 and through the effective date of the Merger, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HRR’s satisfaction would have caused HRR to make reference thereto in connection with its reports on the financial statements for such years. During the years ended April 30, 2012 and April 30, 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Baker Tilly (as successor by merger of HRR) with a copy of the foregoing disclosure and requested Baker Tilly to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Baker Tilly, dated July 31, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On June 1, 2013, the Audit Committee approved the engagement of Baker Tilly as the Company’s independent registered public accounting firm, effective as of June 1, 2013.

 Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
16.1	Letter from Baker Tilly, dated July 31, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

PALMERSTON STOCK AGENCY, INC.

Date: July 31, 2013	By:	/s/ Brian Woodland
Brian Woodland
President and Chief Executive Officer